Exhibit 24.1

POWER OF ATTORNEY

WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the United States Securities and Exchange Commission in Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and any and all amendments thereto, including post-effective amendments);

WHEREAS, the undersigned is an officer or director, or both, of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARY A. FRANCIS, CHRISTOPHER A. BUTNER, CHRISTINE L. CAVALLO, KARI H. ENDRIES, and ROSE Z. PIERSON, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 22nd day of March, 2021.

/s/ Wanda M. Austin
Wanda M. Austin

POWER OF ATTORNEY

WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the United States Securities and Exchange Commission in Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and any and all amendments thereto, including post-effective amendments);

WHEREAS, the undersigned is an officer or director, or both, of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARY A. FRANCIS, CHRISTOPHER A. BUTNER, CHRISTINE L. CAVALLO, KARI H. ENDRIES, and ROSE Z. PIERSON, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 22nd day of March, 2021.

/s/ John B. Frank
John B. Frank

POWER OF ATTORNEY

WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the United States Securities and Exchange Commission in Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and any and all amendments thereto, including post-effective amendments);

WHEREAS, the undersigned is an officer or director, or both, of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARY A. FRANCIS, CHRISTOPHER A. BUTNER, CHRISTINE L. CAVALLO, KARI H. ENDRIES, and ROSE Z. PIERSON, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 22nd day of March, 2021.

/s/ Alice P. Gast
Alice P. Gast

POWER OF ATTORNEY

WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the United States Securities and Exchange Commission in Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and any and all amendments thereto, including post-effective amendments);

WHEREAS, the undersigned is an officer or director, or both, of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARY A. FRANCIS, CHRISTOPHER A. BUTNER, CHRISTINE L. CAVALLO, KARI H. ENDRIES, and ROSE Z. PIERSON, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 22nd day of March, 2021.

/s/ Enrique Hernandez, Jr.
Enrique Hernandez, Jr.

POWER OF ATTORNEY

WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the United States Securities and Exchange Commission in Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and any and all amendments thereto, including post-effective amendments);

WHEREAS, the undersigned is an officer or director, or both, of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARY A. FRANCIS, CHRISTOPHER A. BUTNER, CHRISTINE L. CAVALLO, KARI H. ENDRIES, and ROSE Z. PIERSON, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 22nd day of March, 2021.

/s/ Jon M. Huntsman Jr.
Jon M. Huntsman Jr.

POWER OF ATTORNEY

WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the United States Securities and Exchange Commission in Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and any and all amendments thereto, including post-effective amendments);

WHEREAS, the undersigned is an officer or director, or both, of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARY A. FRANCIS, CHRISTOPHER A. BUTNER, CHRISTINE L. CAVALLO, KARI H. ENDRIES, and ROSE Z. PIERSON, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 22nd day of March, 2021.

/s/ Marillyn A. Hewson
Marillyn A. Hewson

POWER OF ATTORNEY

WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the United States Securities and Exchange Commission in Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and any and all amendments thereto, including post-effective amendments);

WHEREAS, the undersigned is an officer or director, or both, of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARY A. FRANCIS, CHRISTOPHER A. BUTNER, CHRISTINE L. CAVALLO, KARI H. ENDRIES, and ROSE Z. PIERSON, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 22nd day of March, 2021.

/s/ Charles W. Moorman IV
Charles W. Moorman IV

POWER OF ATTORNEY

WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the United States Securities and Exchange Commission in Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and any and all amendments thereto, including post-effective amendments);

WHEREAS, the undersigned is an officer or director, or both, of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARY A. FRANCIS, CHRISTOPHER A. BUTNER, CHRISTINE L. CAVALLO, KARI H. ENDRIES, and ROSE Z. PIERSON, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 22nd day of March, 2021.

/s/ Dambisa F. Moyo
Dambisa F. Moyo

POWER OF ATTORNEY

WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the United States Securities and Exchange Commission in Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and any and all amendments thereto, including post-effective amendments);

WHEREAS, the undersigned is an officer or director, or both, of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARY A. FRANCIS, CHRISTOPHER A. BUTNER, CHRISTINE L. CAVALLO, KARI H. ENDRIES, and ROSE Z. PIERSON, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 22nd day of March, 2021.

/s/ Debra Reed-Klages
Debra Reed-Klages

POWER OF ATTORNEY

WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the United States Securities and Exchange Commission in Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and any and all amendments thereto, including post-effective amendments);

WHEREAS, the undersigned is an officer or director, or both, of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARY A. FRANCIS, CHRISTOPHER A. BUTNER, CHRISTINE L. CAVALLO, KARI H. ENDRIES, and ROSE Z. PIERSON, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 22nd day of March, 2021.

/s/ Ronald D. Sugar
Ronald D. Sugar

POWER OF ATTORNEY

WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the United States Securities and Exchange Commission in Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and any and all amendments thereto, including post-effective amendments);

WHEREAS, the undersigned is an officer or director, or both, of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARY A. FRANCIS, CHRISTOPHER A. BUTNER, CHRISTINE L. CAVALLO, KARI H. ENDRIES, and ROSE Z. PIERSON, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 22nd day of March, 2021.

/s/ D. James Umpleby III
D. James Umpleby III

POWER OF ATTORNEY

WHEREAS, Chevron Corporation, a Delaware corporation (the “Corporation”), contemplates filing with the United States Securities and Exchange Commission in Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, a Registration Statement on Form S-4 (and any and all amendments thereto, including post-effective amendments);

WHEREAS, the undersigned is an officer or director, or both, of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MARY A. FRANCIS, CHRISTOPHER A. BUTNER, CHRISTINE L. CAVALLO, KARI H. ENDRIES, and ROSE Z. PIERSON, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign the aforementioned Registration Statement (and any and all amendments thereto, including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do and cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 22nd day of March, 2021.

/s/ Michael K. Wirth
Michael K. Wirth